UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2008

SIELOX, INC.

 (Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-29423	04-3351937
(Commission File Number)	(I.R.S. Employer Identification No.)

170 East Ninth Avenue
Runnemede, New Jersey 08078
(Address of Principal Executive Offices)

(856) 861-4579

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

Effective as of December 10, 2008, Sielox, Inc. (the “Company”), Costar Video Systems, LLC (“Costar”), a wholly-owned subsidiary of the Company, and Sielox, LLC (“Sielox LLC”), a wholly owned subsidiary of L Q Corporation which is a wholly-owned subsidiary of the Company, entered into an Amended and Restated Loan Agreement (the “Loan Agreement”) with the Bank of Texas, N.A. (the “Lender”). The Loan Agreement amends and restates the Business Loan Agreement (Asset Based), dated as of August 16, 2008, between Costar, the Company and Lender, previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 19, 2008.

The Loan Agreement provides the Company, Costar, and Seilox LLC (collectively defined under the Loan Agreement as “Borrower”) with an up to $5,000,000 revolving line of credit, due on December 9, 2009, and for the optional issuance of Letters of Credit up to an aggregate of $200,000.

As of April 2, 2009, Borrower has outstanding borrowings of $2,443,309 under the Loan Agreement.

The obligations under the Loan Agreement are evidenced by an Amended and Restated Promissory Note, dated as of December 10, 2008, granted by Borrower in favor of Lender (the “Note”).  The obligations under the Loan Agreement are secured by a lien on all accounts, inventory, equipment, general intangibles, chattel paper, instruments, documents, and software of Borrower, as set forth in the Amended and Restated Security Agreement, dated as of December 10, 2008, by and among Borrower and Lender (the “Security Agreement”).

Borrowings under the Loan Agreement accrue interest at a rate equal to the lesser of (i) the maximum lawful rate under the laws of the State of Texas and (ii) the prime rate as published from time to time by BOK Financial Corporation.  The interest rate under the Loan Agreement as of April 2, 2009 is 4.000%.

The Loan Agreement contains customary representations and warranties, events of default and covenants, including, among other things, covenants that restrict the ability of Borrower to incur certain additional indebtedness or to issue equity interests. The Loan Agreement also contains financial covenants restricting Borrower’s Debt Service Coverage Ratio, Leverage Ratio, and Quick Ratio (as each of such terms is defined in the Loan Agreement), as well as limiting capital expenditures of Borrower.

The foregoing description of the Loan Agreement, the Note and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, hereto, and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Loan Agreement, dated as of December 10, 2008, by and among Sielox, Inc., Costar Video Systems, LLC, Sielox, LLC and Bank of Texas, N.A.
10.2	Amended and Restated Promissory Note, dated December 10, 2008, by Sielox, Inc., Costar Video Systems, LLC, and Sielox, LLC in favor of Bank of Texas, N.A.
10.3	Amended and Restated Security Agreement, dated as of December 10, 2008, by and among Sielox, Inc., Costar Video Systems, LLC, Sielox, LLC and Bank of Texas, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIELOX, INC.

Date: April 6, 2009

By: /s/ Melvyn Brunt

Melvyn Brunt

Chief Financial Officer

(Principal Financial Officer and Accounting Officer)